United States
Securities and Exchange Commission
Washington, D.C. 20549
Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2021
Cullen/Frost Bankers, Inc.
(Exact name of registrant as specified in its charter)

Texas	001-13221	74-1751768
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 W. Houston Street,	San Antonio,	Texas	78205
(Address of principal executive offices)			(Zip code)

(210)	220-4011
(Registrant's telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $.01 Par Value	CFR	New York Stock Exchange
Depositary Shares, each representing a 1/40th interest in a share of 4.450% Non-Cumulative Perpetual Preferred Stock, Series B	CFR.PrB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01    Other Events

On September 7, 2021, Cullen/Frost Bankers, Inc. (the “Company”) sent a redemption notice to Wilmington Trust Company, the Institutional Trustee and Delaware Trustee for WNB Capital Trust I (the “Trust”), regarding the redemption in full of the Company’s Floating Rate Junior Subordinated Debt Securities due 2034 (the “Debentures”), which will result in the redemption in full of the Trust’s Capital Securities ($1,000 liquidation amount per security and $13,000,000 in the aggregate) and Common Securities ($1,000 liquidation amount per security and $403,000 in the aggregate) (together, the “Trust Securities”), each on October 23, 2021 (with payment to be made on the next succeeding business day). The Trust Securities will be redeemed pro rata in accordance with their terms, at a redemption price corresponding to the redemption price for the Debentures, which will be equal to 100% of the principal amount of the Debentures ($13,403,000 aggregate principal amount) plus unpaid interest accrued on such Debentures to October 23, 2021 ($85,215.14 in the aggregate).

The Company issued a press release on September 7, 2021 regarding the redemption, which is attached as Exhibit 99.1 to this Current Report on Form 8–K and is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits

(d)   Exhibits:

99.1    Press Release dated September 7, 2021.
104    Cover Page Interactive Data File - The cover page XBRL tags are embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    CULLEN/FROST BANKERS, INC.

    By:    /s/ Jerry Salinas
        Jerry Salinas
        Group Executive Vice President
        and Chief Financial Officer

    Dated:    September 7, 2021

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated September 7, 2021.
104	Cover Page Interactive Data File - The cover page XBRL tags are embedded within the inline XBRL document.